UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2013

Samson Oil & Gas Limited

(Exact name of registrant as specified in its charter)

Australia	001-33578	N/A
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

Level 16, AMP Building, 140 St Georges Terrace Perth, Western Australia 6000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  +61 8 9220 9830

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     Results of Operations and Financial Conditions.

On February 12, 2013, Samson Oil & Gas Limited (the “Company”) filed its Australian Stock Exchange (ASX) half year financial report for the period ended December 31, 2012, with the ASX. A copy of the ASX half year financial report is furnished as Exhibit 99.1 hereto. A copy of the Company’s quarterly report on Form 10-Q for the period ended December 31, 2012, was appended to the half year financial report as it was filed with the ASX. Accordingly, the disclosures made in that Form 10-Q, filed with the Commission on February 11, 2013, and amended February 12, 2013, should be considered along with those made in the ASX half year financial report.

The information contained in this Item 2.02 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01     Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
99.1	ASX half year financial report of Samson Oil & Gas Limited for the period ended December 31, 2012.

99.2	Press Release dated February 11, 2013.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2013

Samson Oil & Gas Limited

	By:	/s/ Robyn Lamont
Robyn Lamont
Chief Financial Officer

3